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GE FUNDS

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GE FUNDS

GE SMALL-CAP EQUITY FUND

3001 Summer Street

Stamford, Connecticut 06905

INFORMATION STATEMENT

November 17, 2010

Dear Shareholder:

The enclosed Information Statement discusses action that has been taken with respect to the GE Small-Cap Equity Fund (the “Fund”), a series of GE Funds (the “Trust”).

The Board of Trustees of the Trust has approved a new investment sub-advisory agreement with SouthernSun Asset Management, LLC (“SouthernSun”, formerly known as SouthernSun Asset Management, Inc.). There will be no changes to the Fund’s investment objective and the aggregate advisory fee of the Fund will not increase as a result of this change.

The new sub-advisory agreement with SouthernSun has been approved because the prior sub-advisory agreement with SouthernSun Asset Management, Inc. (“SouthernSun Inc.”), one of the Fund’s sub-advisers, terminated as a result of a change of control of its parent company, and the Fund’s adviser believes that having SouthernSun continue to serve as sub-adviser with respect to a portion of the Fund’s assets would be beneficial to both the Fund and its shareholders.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-800-242-0134 and we will be glad to assist you. Thank you for your continued support of GE Funds.

Very truly yours,

/s/ Michael J. Cosgrove
Michael J. Cosgrove
Chairman of the Board of Trustees
GE Funds

GE FUNDS

GE SMALL-CAP EQUITY FUND

3001 Summer Street

Stamford, Connecticut 06905

INFORMATION STATEMENT

November 17, 2010

This document is an Information Statement relating to the GE Small-Cap Equity Fund (the “Fund”), a series of GE Funds (the “Trust”). This Information Statement is being furnished on behalf of the Trust’s Board of Trustees to shareholders of the Fund as of November 12, 2010 (the “Record Date”). This Information Statement and the attached materials are being mailed on or about November 19, 2010.

GE Asset Management Incorporated (“GEAM”) serves as the investment adviser to the Fund and is located at 3001 Summer Street, Stamford, CT 06905-7900. Champlain Investment Partners, LLC (“Champlain”); GlobeFlex Capital LP (“GlobeFlex”); and Palisade Capital Management, L.L.C. (“Palisade”) each serve as an investment sub-adviser to the Fund. Their principal offices are located at 346 Shelburne Road, 6th Floor, Burlington, VT 05401; 4365 Executive Drive, Suite 720, San Diego, CA 92121; and One Bridge Plaza, Fort Lee, NJ 07024, respectively. The Fund’s principal underwriter is GE Investment Distributors, Inc., whose principal office is located at 3001 Summer Street, Stamford, CT 06905-7900. BNY Mellon Asset Servicing serves as the Fund’s transfer agent and is located at 101 Sabin Street, Pawtucket, RI 02860.

This is not a proxy statement and does not relate to a meeting of shareholders of the Fund. We are not asking you for a proxy. Please do not send us a proxy.

SouthernSun Asset Management, LLC will bear the expenses incurred in connection with preparing and mailing this Information Statement. Copies of the Fund’s most recent annual report to shareholders and most recent semi-annual report to shareholders are available on the Trust’s website at www.geam.com/prospectus, or will be furnished without charge upon request by writing to the Fund at 3001 Summer Street, Stamford, CT 06905 or by calling 1-800-242-0134.

As of the Record Date: (i) there were issued and outstanding 3,612,624.537, 48,278.863, 338,801.534, 980.739, and 19,730.225 shares of the Fund’s Class A, Class B, Class C, Class R and Class Y shares, respectively; (ii) Exhibit A lists the shareholders who, to the knowledge of the Trust, beneficially owned a 5% or greater voting interest in a class of shares of the Fund; and (iii) officers and trustees of the Trust together beneficially owned (i.e., as shareholders) less than 1% of each class of the Fund’s shares.

Important Notice Regarding the Availability of the Information Statement:

This Information Statement and the Fund’s most recent annual report and semi-annual report to shareholders are available on the Internet at www.geam.com/prospectus.

By Order of the Board of Trustees

/s/ JoonWon Choe
JoonWon Choe
Secretary

Stamford, Connecticut

November 12, 2010

I.	Introduction

On July 30, 2010, the Board of Trustees of the Trust (the “Board”), including the trustees of the Trust that are not “interested persons” (the “independent Board members”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved a new sub-advisory agreement (the “SouthernSun Agreement”) with SouthernSun Asset Management, LLC (“SouthernSun”). SouthernSun Asset Management, Inc. (“SouthernSun Inc.”), the predecessor to SouthernSun, has served as one of the Fund’s investment sub-advisers with respect to a portion of the Fund’s assets since October 1, 2008. In July 2010, the parent company of SouthernSun Inc., SouthernSun Holdings, Inc. (“SSHI”), reached an agreement to repurchase a portion of its shares held by its external shareholders (meaning non-employees) to become majority employee-owned (the “Transaction”). Rosemont Partners II, LP, a private equity fund managed by Rosemont Investment Partners, LLC (“Rosemont”), provided capital for the Transaction and in exchange, acquired a 44% ownership interest in SouthernSun. As part of the Transaction, SouthernSun was formed and registered as an investment adviser, and SouthernSun Inc. was merged into SouthernSun. The Transaction was completed on August 23, 2010. Under the 1940 Act, the change in ownership of SSHI would be deemed a change in control of SSHI, and therefore, a change in control of SouthernSun Inc. As required by Section 15 of the 1940 Act, the prior sub-advisory agreement with SouthernSun Inc. (the “Prior Agreement”) provided for its automatic termination in the event of an assignment. The Transaction would constitute an assignment of the Prior Agreement with GEAM, which would cause the Prior Agreement to terminate in accordance with its terms.

GEAM recommended that the Board approve the new SouthernSun Agreement because GEAM believes that having SouthernSun continue to serve as sub-adviser with respect to a portion of the Fund’s assets would be beneficial to both the Fund and its shareholders. The SouthernSun Agreement became effective August 23, 2010. As a result of the Transaction, there were no changes in the nature, extent or quality of the sub-advisory services provided by SouthernSun, or in the portfolio management of the Fund with respect to the assets it manages. Additionally, there will be no increase in the sub-advisory fees paid to SouthernSun by GEAM, nor will there be any increase in the total advisory fees paid by the Fund as a result of the Transaction. The total advisory and administration fees paid for the fiscal year ended September 30, 2010 to GEAM for the Fund and the total sub-advisory fees paid by GEAM to the sub-advisers of the Fund are shown in Exhibit B.

Pursuant to an exemptive order issued to the Trust and GEAM by the U.S. Securities and Exchange Commission (“SEC”) on July 28, 2009, shareholder approval of the new SouthernSun Agreement was not obtained. The exemptive order permits GEAM, subject to oversight by the Board, to hire new sub-advisers with which it is not affiliated and to approve new sub-advisory agreements related thereto, and to make certain changes to existing sub-advisory agreements without shareholder approval. Even though shareholder approval is not being sought with respect to the approval of the SouthernSun Agreement, the exemptive order requires that the Trust provide shareholders with this Information Statement containing information about SouthernSun, the circumstances surrounding the Board’s approval of SouthernSun, and the material terms of the SouthernSun Agreement.

II.	SouthernSun Asset Management, LLC

A.	Information Regarding SouthernSun

SouthernSun is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and was originally formed in 1989 (as SouthernSun Inc., and previously as Cook Mayer Taylor) to focus on both U.S. and international value small and mid-cap companies, primarily serving the institutional marketplace. As of June 30, 2010, SouthernSun had approximately $1.3 billion in assets under management. Since October 1, 2008, SouthernSun (as SouthernSun Inc.) has served as sub-adviser to the Fund and to two other small-cap equity investment companies managed by GEAM.

GEAM has allocated a portion of the Fund’s assets to SouthernSun (the “SouthernSun Allocated Assets”) to be managed by a team of investment professionals led by Mr. Michael Cook. Mr. Cook is primarily responsible for the strategy of the SouthernSun Allocated Assets. Mr. Cook is responsible for all portfolio management activities for the firm, and has more than 20 years of investment management experience. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Front Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

Additional information about SouthernSun and Rosemont, including their principal executive officers and directors, and other investment companies managed by SouthernSun and by GEAM, for which SouthernSun provides investment sub-advisory services, is provided in Exhibit C.

B.	Material Terms of the SouthernSun Agreement

The following discussion is a description of the material terms of the SouthernSun Agreement. This description is qualified in its entirety by reference to the SouthernSun Agreement, which is attached as Exhibit D to this Information Statement.

The terms and conditions of the SouthernSun Agreement are identical to the terms and conditions of the Prior Agreement, including the rate of compensation to be paid to SouthernSun by GEAM, except for the date of the SouthernSun Agreement and the substitution of SouthernSun for SouthernSun Inc. As with the Prior Agreement, the SouthernSun Agreement will provide, subject to the oversight and supervision of GEAM and the Board, a continuous investment program for the Fund with respect to the SouthernSun Allocated Assets, including investment research and management. SouthernSun will bear all expenses incurred by it in connection with its investment sub-advisory services under the SouthernSun Agreement, as under the Prior Agreement. As with the Prior Agreement, the SouthernSun Agreement may only continue in effect for a period of more than two years from the date of its execution, if such continuance is specifically approved at least annually by the Board. As with the Prior Agreement, the SouthernSun Agreement is not assignable and may be terminated without penalty by either SouthernSun or GEAM upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to SouthernSun. As with the Prior Agreement, the SouthernSun Agreement provides that SouthernSun may render similar sub-advisory services to other clients so long as the services that it provides under the Sub-Advisory Agreement are not impaired thereby. As with the Prior Agreement, the SouthernSun Agreement also provides that SouthernSun shall not be liable for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the SouthernSun Agreement.

As with the Prior Agreement, under the SouthernSun Agreement, SouthernSun will be responsible for providing an investment program for the SouthernSun Allocated Assets, including the investment research and management, subject to the approval of and oversight and supervision of GEAM and the Board. SouthernSun will determine from time to time what investments will be purchased, retained, or sold by the Fund with respect to SouthernSun Allocated Assets and will be responsible for placing purchase and sell orders for the SouthernSun Allocated Assets. SouthernSun will also consult with GEAM regarding matters pertaining to the Fund, including market strategy and portfolio characteristics. As with the Prior Agreement, among its duties under the SouthernSun Agreement, SouthernSun will (1) provide GEAM and the Board with reports and other information about the SouthernSun Allocated Assets, (2) assist GEAM and the Board in determining the fair value of illiquid investments held as part of the SouthernSun Allocated Assets, (3) assist the Fund’s accounting services agent or GEAM to obtain independent sources of market values for portfolio investments, and (4) assist GEAM and the Company’s Chief Compliance Officer with all compliance-related matters.

There will be no increase in the sub-advisory fees paid to SouthernSun by GEAM, nor will there be any increase in the advisory fee paid by the Fund to GEAM in connection with the approval of the SouthernSun Agreement. As described above, GEAM, and not the Fund, is responsible for payment of the sub-advisory fees to SouthernSun under the SouthernSun Agreement. The fees payable to SouthernSun pursuant to the SouthernSun Agreement are included in the advisory fees paid to GEAM. For the fiscal year ended September 30, 2010, the aggregate sub-advisory fees paid by GEAM to the sub-advisers of the Fund are shown in Exhibit B.

C.	Approval of the SouthernSun Agreement with SouthernSun by the Board and the Independent Board Members

At a special meeting held on July 30, 2010, the Board, including the independent Board members, considered and unanimously approved a proposal by GEAM to approve the SouthernSun Agreement, thereby allowing SouthernSun to continue to provide sub-advisory services with respect to the SouthernSun Allocated assets.

GEAM reminded the Board that the Trust and GEAM had received an exemptive order from the SEC to permit GEAM and the Trust to select and retain sub-advisers for the Fund and to enter into sub-advisory agreements without shareholder approval. Accordingly, GEAM would be able, subject to the approval of the Board, to re-appoint SouthernSun as a sub-adviser and enter into a new sub-advisory agreement with SouthernSun, on behalf of the Fund, without obtaining shareholder approval, provided there is not an increase in the Fund’s advisory fee.

In considering the approval of the new SouthernSun Agreement, the Board members, including the independent Board members, considered and discussed a substantial amount of information and analyses provided by GEAM and SouthernSun. The Board reviewed SouthernSun’s performance history as well as detailed information about SouthernSun and its professional staff, including SouthernSun’s investment philosophy and expertise in small-cap equity investments. The Board noted that SouthernSun (as SouthernSun Inc.) served as sub-adviser to the Fund as well as to other investment companies managed by GEAM that have small-cap investment strategies, namely the GE Institutional Funds—Small-Cap Equity Fund and the GE Investment Funds, Inc. –Small-Cap Equity Fund (together, the “Small-Cap Equity Funds”), and that both GEAM and SouthernSun Inc. had provided the Board with a substantial amount of information and analysis at prior Board meetings, including the annual contract renewal meetings held on December 4, 2009, and December 11, 2009. As such, the basis for the Board’s December 2009 renewal of the sub-advisory agreements with SouthernSun Inc. with respect to the Fund and the Small-Cap Equity Funds would continue to be relevant for the Board’s consideration of the new SouthernSun Agreement.

The Board members had an opportunity to discuss this information with GEAM managers and representatives of SouthernSun. The Board members posed questions to these representatives and engaged in substantive discussions. The independent Board members discussed the approval of the new SouthernSun Agreement in detail during a private session with their independent legal counsel at which no representatives of GEAM or SouthernSun were present. In reaching their determination relating to the new SouthernSun Agreement, the Board, including the independent Board members, considered all factors that it deemed relevant including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information and all other information available to them with respect to the Fund. In particular, the Board members focused on the following:

The Nature, Extent and Quality of Services Expected to be Provided

The Board reviewed the services expected to be provided to the Fund by SouthernSun. The Board noted that as a result of the Transaction, there would be no changes in the nature, extent or quality of the sub-advisory services currently provided by SouthernSun Inc., or in the portfolio management of the Fund with respect to the assets it managed. The Board focused on its extensive past experiences with SouthernSun (as SouthernSun Inc.) in connection with its services as a sub-adviser to the Fund and the Small-Cap Equity Funds. The Board considered SouthernSun’s favorable attributes relating to its investment philosophy oriented toward long-term performance, its process for selecting investments, and its experienced professionals, including research analysts and portfolio managers with a depth of experience involving small-cap equity securities.

In light of the foregoing, the Board, including the independent Board members, concluded that the services expected to be provided by SouthernSun would be satisfactory and would have the potential to benefit the Fund.

Investment Performance of SouthernSun

The Board members considered the investment performance of SouthernSun for various periods focusing on SouthernSun’s investment performance with respect to the Fund and the Small-Cap Equity Funds and its history of sub-advising those funds. The Board members reviewed detailed information provided by GEAM and SouthernSun comparing SouthernSun’s performance to that of relevant securities indices and peer groupings over these periods. The Board members also engaged in discussions with GEAM and SouthernSun about SouthernSun’s investment process, focusing on the number and experience of portfolio management and supporting research personnel and SouthernSun’s investment style and approach employed. The Board considered the extent to which the expected investment style and approach would be consistent with GEAM’s articulated long-term approach and overall investment philosophy. The Board members also considered GEAM’s discussion of how the re-appointment of SouthernSun would fit within its management of the Fund’s overall allocation strategy.

Taking these factors into consideration, the Board, including the independent Board members, found the investment performance of SouthernSun to be satisfactory.

Cost of the Services to be Provided and Profits to be Realized from the Relationship with the Fund

The Board considered that the proposed fee to be paid to SouthernSun by GEAM was the same as the fee paid under the Prior Agreement and had been negotiated at arm’s-length, and that GEAM had used its influence with respect to the total assets it proposes to be managed by SouthernSun to obtain what it regards as the most favorable and reasonably available fee arrangement, based on the expected relative allocation of the Fund’s assets to SouthernSun. The Board also noted that SouthernSun’s sub-advisory fee rate decreases in amount as assets allocated to it grow. Given the arm’s-length nature of the arrangement, the Board did not examine the specific levels of profitability for SouthernSun with respect to the Fund.

The Board did not review information regarding the expected impact on GEAM’s profitability in approving the SouthernSun Agreement, since the fee was not changing from the fee in effect under the Prior Agreement so there would be no impact on profitability.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fees, because GEAM will pay SouthernSun out of its advisory fees received from the Fund, and noted that the Board considered economies of scale for the Fund in connection with the annual renewals of GEAM’s advisory agreement with the Fund.

Comparison of Services to be Rendered and Fees to be Paid

The Board discussed the services expected to be provided to the Fund by SouthernSun, and the proposed fees to be charged to GEAM for those services. The Board members reviewed information regarding the proposed sub-advisory fees and noted that they would be competitive with applicable peer group averages. They also reviewed SouthernSun’s fee rates for the Small-Cap Equity Funds, which were the same at current asset levels and estimated allocation. The Board also considered its favorable experience with SouthernSun (as SouthernSun Inc.) as a sub-adviser to the Fund and to the Small-Cap Equity Funds.

The Board, including the independent Board members, concluded that, based on this information, the proposed sub-advisory fees would be reasonable in relation to the services expected to be provided to the Fund.

Fall-Out Benefits

The Board considered that there may be financial benefits that SouthernSun derives from its relationship with GEAM and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees to SouthernSun.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent Board members, concluded that the new SouthernSun Agreement was in the best interests of the Fund and its shareholders.

III.	Other Information

Information Regarding the Trust

The Trust is an unincorporated statutory trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, and is registered with the SEC as an open-end management investment company under the 1940 Act. Five classes of shares of beneficial interest in the Fund are registered with the SEC under the Securities Act of 1933, as amended: Class A, Class B, Class C, Class R and Class Y. The principal executive offices of the Trust are located at 3001 Summer Street, Stamford, CT 06905.

Shareholder Proposals

As a general matter, the Fund does not hold annual or regular meetings of the shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders should send their written proposals to the Secretary of the Fund, 3001 Summer Street, Stamford, CT 06905. They must be received by the Fund within a reasonable period of time prior to any such shareholder meeting.

Affiliated Brokerage

For the fiscal year ended September 30, 2009, the Fund did not pay brokerage commissions to any affiliated broker-dealer.

PLEASE RETAIN THIS INFORMATION STATEMENT FOR FUTURE REFERENCE

EXHIBIT A

BENEFICIAL OWNERSHIP OF FUND SHARES IN EXCESS OF 5%

To the Trust’s knowledge, the following persons are the only persons known to be the beneficial owner of more than five percent of any class of the Fund as of the Record Date.

Fund	Name and Address	Amount of Beneficial Ownership	Share Class	Percentage of Share Class
GE Small Cap Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	540,828.037	Class A	15.0%

GE Small Cap Fund	Frontier Trust Company FBO UHY Savings Plan PO Box 10758 Fargo, ND 58106	410,923.047	Class A	11.4%

GE Small Cap Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	13,141.906	Class B	27.2%

GE Small Cap Fund	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	76,922.338	Class C	22.7%

GE Small Cap Fund	First Clearing, LLC 2801 Market Street St Louis MO 63103	24,380.704	Class C	7.2%

GE Small Cap Fund	Building with Books Inc PO Box 16741 Stamford CT 06905	19,375.886	Class Y	98.2%

GE Small Cap Fund	GE Asset Management P O BOX 7900 Stamford CT 06904	980.739	Class R	100.0%

A-1

EXHIBIT B

INFORMATION ON AGGREGATE FEES PAID

TO GEAM AND SUB-ADVISERS OF GE SMALL-CAP EQUITY FUND

During the fiscal year ended September 30, 2010, GEAM received total advisory and administration fees in the amounts set forth below:

Fund	Total Fees for Fiscal Year Ended 9/30/10	Fees Waived and Expenses Reimbursed for Fiscal Year Ended 9/30/10
GE Small-Cap Equity Fund	$138,940	$52,537

During the fiscal year ended September 30, 2010, GEAM paid aggregate sub-advisory fees to the sub-advisers of GE Small-Cap Equity Fund in the amounts set forth below:

Aggregate Fees Paid by GEAM to the Sub-Advisers below	Total Fees for Fiscal Year Ended 9/30/10	Fees Waived and Expenses Reimbursed for Fiscal Year Ended 9/30/10
Palisade Capital Management LLC, Champlain Investment Partners LLC, SouthernSun Asset Management, LLC, and GlobeFlex Capital, LP	$214,870	N/A

B-1

EXHIBIT C

Additional Information Regarding SouthernSun

SouthernSun has its principal office located at 6000 Poplar Avenue, Suite 220, Memphis, TN 38119. SSAM Holdings, LLC and Rosemont Partners II, LP, a private equity fund managed by Rosemont, own 56% and 44% of SouthernSun, respectively. SSHI and SSAM Employee Holdings, LLC own 99.5% and 0.5% of SSAM Holdings, LLC, respectively.

Set forth below are the names and titles of the senior officers and directors of SouthernSun. Unless otherwise indicated, the address of each individual is the same as the principal office of SouthernSun.

Name	Title
Michael W. Cook*	Chief Executive Officer / Chief Investment Officer / Management Committee Member
William P. Halliday	Chief Operating Officer / Chief Compliance Officer / Management Committee Member
Eugenie G. Logue	Management Committee Member
Michael S. Cross	Managing Director and Analyst
Philip W. Cook	Director of Research
Peter W. Matthews, CFA, CPA	Senior Analyst
S. Elliott Cunningham	Analyst

*	Indicates a 10% or greater holder of voting ownership interests in SSHI.

SouthernSun acts as investment sub-adviser to the following registered investment companies, which have a similar objective to SouthernSun Allocated Assets of the Fund:

Fund Name	Net Assets*	Sub-Advisory Fee Rate
SouthernSun Small Cap Fund	$63,678,209	0.85%**
GE Institutional Small-Cap Equity Fund	$655,885,763	***
GE Investments Inc. Small-Cap Equity Fund	$46,695,074	***

*	As of June 30, 2010.
**	SouthernSun has agreed to waive its management fees and/or to make payments to limit the fund’s expenses to that the total annual operating expenses of the fund’s Investor Class and Institutional Class will not exceed 1.50% and 1.25%, respectively, of average daily net assets.
***	Pursuant to a manager of managers exemptive order received from the SEC, the Small-Cap Equity Funds are not required to disclose sub-advisory fee rates. For the fiscal years ended September 30, 2009, and December 31, 2009, respectively, the aggregate sub-advisory fees paid by GEAM to SouthernSun Inc. and the other sub-advisers of the Small-Cap Equity Funds were $2,709,319 for the GE Institutional Small-Cap Equity Fund, and $286,814 for the GE Investments Inc. Small-Cap Equity Fund, respectively.

SouthernSun does not have any formal soft dollar arrangements at this time. Although SouthernSun may receive research from brokers with whom it trades, SouthernSun does not have any commitment to utilize the research or research-related products from any broker-dealer or third party on a soft dollar commission basis. SouthernSun does not execute portfolio transactions through affiliated brokers.

None of the current trustees or officers of the Fund currently holds an office with, or is employed by, SouthernSun, or has purchased or sold securities or ownership interests of SouthernSun, its parent, or subsidiaries (if any) during the Fund’s most recently completed fiscal year.

C-1

Additional Information Regarding Rosemont Partners II, LP

The principal offices of Rosemont Partners II, LP are located at 300 Conshohocken State Road, Suite 680, West Conshohocken, PA 19428.

The following persons are the senior officers of Rosemont Partners II, LP:

Name	Title
Rosemont Investment Partners, LLC	General Partner
Charles B. Burkhart, Jr.	Founder
David D. Silvera	Managing Director
Eugenie G. Logue	Vice President
Sam Schecter, EA, CFP, CMC	Chief Financial Officer
Melinda S. Bugg	Chief Administrative Officer

The foregoing individuals also serve as senior officers of Rosemont Investment Partners, LLC (Rosemont). Rosemont is a private equity firm focused on providing capital and expertise to the investment management industry.

C-2

EXHIBIT D

FORM OF SUB-ADVISORY AGREEMENT FOR GE SMALL-CAP

EQUITY FUND BETWEEN GEAM AND SOUTHERNSUN

GE FUNDS

GE SMALL-CAP EQUITY FUND

SUB-ADVISORY AGREEMENT

This agreement (“Agreement”) is made as of August 23, 2010, by and among GE ASSET MANAGEMENT INCORPORATED (“GEAM”), a Delaware corporation, GE FUNDS, a Massachusetts business trust (“Trust”), on behalf of the GE SMALL-CAP EQUITY FUND (“Fund”), a series of the Trust, solely with respect to Section 13(b) of this Agreement, and SOUTHERNSUN ASSET MANAGEMENT, LLC, a Delaware company (“Sub-Adviser”).

RECITALS

WHEREAS, GEAM has entered into an Investment Advisory and Administration Agreement dated June 2, 1998 (“Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the Fund, a series of the Trust;

WHEREAS, pursuant to Section 1 of the Advisory Agreement, GEAM is authorized to delegate its investment advisory responsibilities to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, GEAM wishes to retain the Sub-Adviser to furnish certain investment advisory services to GEAM and the Fund, and the Sub-Adviser is willing to furnish those services;

WHEREAS, subject to the approval of the Fund’s Board of Trustees, GEAM may retain additional sub-advisers to furnish similar investment advisory services to GEAM and the Fund, and may at its sole discretion, allocate the Fund’s assets among the Fund’s sub-advisers to be managed in accordance with their respective sub-advisory agreements;

WHEREAS, GEAM intends that this Agreement will become effective when approved in accordance with Section 15 of the 1940 Act; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.	Appointment.

GEAM hereby appoints the Sub-Adviser as an investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser further acknowledges and agrees that such appointment as an investment sub-adviser to the Fund is limited to those Fund assets allocated to the Sub-Adviser by GEAM, which may be changed from time to time at the sole discretion of GEAM (“Allocated Assets”). The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Trust, the Fund or GEAM in any way or otherwise be deemed an agent of the Trust, the Fund or GEAM.

2.	Duties as Sub-Adviser.

(a) Subject to the oversight and supervision of GEAM and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will provide a continuous investment program for the Fund with respect to the Sub-Adviser’s Allocated Assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund with respect to such Allocated Assets. The Sub-Adviser will be responsible for placing purchase and sell orders for the Allocated Assets. The Sub-Adviser will consult with GEAM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Registration Statement (as defined below), the Constituent Documents (as defined below), the Investment Guidelines (as defined below), and applicable law. In this connection and in connection with the further duties set forth in this Section 2 as provided below, the Sub-Adviser shall provide GEAM and the Board with such periodic reports and documentation as GEAM or the Board shall reasonably request regarding the Sub-Adviser’s management of the Fund’s Allocated Assets, compliance with applicable laws and rules and the Registration Statement and all requirements hereunder. The Sub-Adviser acknowledges that copies of the Trust’s current registration statement on Form N-1A and any amendments or supplements thereto (“Registration Statement”), and the Trust’s Agreement and Declaration of Trust and By-Laws, if any, (“Constituent Documents”), each as currently in effect, have been delivered to the Sub-Adviser.

(b) The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (i) the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, (ii) the Constituent Documents, (iii) all investment guidelines, policies, procedures or directives of the Trust or GEAM as provided to the Sub-Adviser (“Investment Guidelines”), (iv) the 1940 Act and the rules promulgated thereunder, (v) the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules promulgated thereunder, and (vi) other applicable federal and state laws and related regulations. To the extent that the Investment Guidelines applicable to the Sub-Adviser’s Allocated Assets is inconsistent with the investment restrictions applicable to the Fund’s total assets as set forth in the Registration Statement, the Sub-Adviser shall comply with the policies, procedures and directives as set forth in the Investment Guidelines. GEAM shall promptly notify the Sub-Adviser of changes to (i), (ii) or (iii) above and shall consult with Sub-Adviser before making any changes relating solely to the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, as well as to the policies, procedures and directives set forth in the Investment Guidelines. In particular, the Sub-Adviser shall take all actions necessary with respect to the Allocated Assets, as if they were the Fund itself, to ensure that the Allocated Assets, if they were the Fund, would: (A) satisfy the asset diversification requirements set forth under Section 851(b)(3) of sub-chapter M of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations thereunder (“Regulations”), (B) satisfy the gross income qualification requirements as set forth under Section 851(b)(2) of the Code and Regulations, and (C) comply with the diversification requirements of Section 817(h) of the Code and Regulations [as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued].

(c) The Sub-Adviser shall take all actions which it considers necessary to implement the investment objectives and policies of the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund’s Allocated Assets with brokers or dealers selected by it. For that limited purpose, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the Trust’s custodian(s) as to deliveries of securities or other investments and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board.

In addition to seeking the best price and execution, to the extent covered by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and applicable guidance of the Securities and Exchange Commission (the “SEC”), the Sub-Adviser is also authorized to take into consideration other relevant factors which may include, without limitation: (i) the execution capabilities of such brokers and dealers, (ii) research, brokerage and other services provided by brokers and dealers which the Sub-Adviser believes will enhance its general portfolio management capabilities, (iii) the size of the transaction, (iv) the difficulty of execution, (v) the operational facilities of such brokers and dealers, (vi) the risk to such a broker or dealer of positioning a block of securities, and (vii) the overall quality of brokerage and research services provided by such brokers and dealers. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund. The policies with respect to brokerage allocation, determined from time to time by the Board, are those disclosed in the Registration Statement. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser to each account and otherwise in accordance with the Sub-Adviser’s procedures approved by the Board.

(d) Only with prior written consent from GEAM and subject to: (i) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement, (ii) the provisions of the 1940 Act and the Advisers Act, (iii) the provisions of the 1934 Act, and (iv) other applicable provisions of law, the Sub-Adviser or an affiliated person of the Sub-Adviser or of GEAM may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund. Such brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Trust for such services in addition to the Sub-Adviser’s fees for services under this Agreement.

(e) The Sub-Adviser shall maintain, in the form and for the periods required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all books and records which it maintains for the Fund or the Trust are the property of the Trust and further agrees to surrender the same to GEAM or the Trust upon GEAM’s or the Trust’s request (provided, however, that Sub-Adviser may retain copies of such records). The Sub-Adviser agrees to furnish the Board and GEAM with such periodic and special reports regarding the Fund’s investments and records relating to the same as the Board or GEAM reasonably may request. Further, the Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Trust, GEAM or their respective agents at all reasonable times during normal business hours upon reasonable notice.

(f) At such times as shall reasonably be requested, the Sub-Adviser will provide to the Board and GEAM economic and investment analyses and reports, information required in the Registration Statement and information necessary for GEAM and the Board to review the Fund or discuss the management of it. The Sub-Adviser will provide quarterly reports setting forth the Fund’s performance with respect to the Allocated Assets and the Sub-Adviser’s private account composite performance and will complete on a quarterly basis the checklist provided to it by GEAM regarding the Fund’s investments and transactions. The Sub-Adviser shall make available to the Board and GEAM any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser. The Sub-Adviser will make available its officers and employees to meet with the Board on reasonable notice to review the Fund’s investments.

(g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board in determining the fair valuation of any illiquid portfolio securities held within the Allocated Assets and will assist the Trust’s accounting services agent or GEAM to obtain independent sources of market value for all other portfolio securities.

Further, the Sub-Adviser shall be responsible to ensure that the Fund and/or GEAM is promptly notified of any and all instances in which the Sub-Adviser knows or should have reason to know that the available price or value of a portfolio security does not represent the fair value of the instrument, or that there is no price or value available from any source with respect to a particular instrument and that such instrument should accordingly be subject to a fair valuation determination in accordance with procedures adopted by the Board, as amended from time to time.

(h) At such times as shall be reasonably requested by GEAM, the Sub-Adviser shall review and certify in writing that the information stated in the Trust’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets, including investment objectives, strategies and related risks, and its performance history is true, correct and complete to the best of its knowledge.

(i) The Sub-Adviser will promptly notify GEAM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or members, as applicable, and any changes in the key personnel of the Sub-Adviser, including without limitation, any change in the portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after such change. Notwithstanding the foregoing, the Sub-Adviser will promptly notify GEAM of any existing agreement, or upon entering into any agreement, that may result in a change of control of the Sub-Adviser, including without limitation the retention of an agent to assist in the sale of all, or a significant portion, of the business of the Sub-Adviser.

(j) The Sub-Adviser will calculate its private account composite performance in compliance with the Global Investment Performance Standards of the CFA Institute Centre for Financial Market Integrity and such performance will be reviewed at least annually by an independent accounting firm.

(k) Unless GEAM gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in a prudent and diligent manner, vote proxies in the best interests of shareholders as may be necessary or advisable in connection with any matters submitted to a vote of shareholders and shall provide GEAM with its proxy voting procedures and guidelines and any amendments thereto.

3.	Expenses.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement.

4.	Supplemental Arrangements

The Sub-Adviser may enter into arrangements with other persons affiliated with the Sub-Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Adviser, other than the brokerage services provided in Section 2(d) herein.

5.	Prohibited Conduct

In providing the services described in this Agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by GEAM, including the Fund, regarding transactions in portfolio securities or other portfolio investments of the Fund.

6.	Compensation.

For the services rendered, the facilities furnished and the expenses assumed by the Sub-Adviser, GEAM shall pay the Sub-Adviser no later than the thirtieth (30th) day following the end of each calendar quarter, a fee based on the net assets attributable to the aggregate Allocated Assets of the small-cap equity funds managed by GEAM and sub-advised by the Sub-Adviser, as provided in Schedule A to the Agreement.

7.	Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with GEAM and the Trust and its trustees and officers, including the Trust’s Chief Compliance Officer (“CCO”), with respect to all compliance-related matters, including the Trust’s efforts to assure that each of its service providers adopts and maintains written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, GEAM and Sub-Adviser. In this regard, the Sub-Adviser shall:

(i)	submit to the Board for its consideration and approval, the Sub-Adviser’s applicable compliance policies and procedures;

(ii)	submit to the Board for its consideration and approval, annually (and at such other times as the Trust may request), a written report (“Report”) fully describing the results of the Sub-Adviser’s review of the adequacy of its compliance policies and procedures, including its assessment of the effectiveness of such policies and procedures and a description of any material amendments to such policies and procedures since the more recent of: (A) the Board’s approval of such policies and procedures or (B) the most recent Report;

(iii)	provide periodic reports discussing the Sub-Adviser’s compliance program and special reports in the event of material compliance matters;

(iv)	permit GEAM and the Trust and its trustees and officers to become familiar with the Sub-Adviser’s operations and understand those aspects of the Sub-Adviser’s operations that may expose GEAM and the Trust to compliance risks or lead to a violation by the Trust, GEAM or the Sub-Adviser of the federal securities laws;

(v)	provide GEAM, the Trust and its trustees and CCO with such certifications regarding compliance as may be reasonably requested; and

(vi)	make the Sub-Adviser’s personnel and compliance policies and procedures reasonably available to such personnel as GEAM and the Trust and its trustees and officers may designate to evaluate the effectiveness of the Sub-Adviser’s compliance controls, policies and procedures.

(b) The Sub-Adviser agrees to maintain and implement a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

8.	Annual Contract Renewals.

This Agreement may only continue in effect for a period of more than two years from the date of its execution, if such continuance is specifically approved at least annually by the Board of the Fund. As such, the Sub-Adviser agrees to cooperate fully with GEAM and the Trust to provide the Board with any and all relevant information that will enable the Board to make an informed determination as to whether to renew the Agreement for the ensuing year. In that regard, the Sub-Adviser agrees to provide the Board on an annual basis with such relevant information that includes, but is not limited to, the following:

(a) information confirming the financial condition of the Sub-Adviser and the Sub-Adviser’s profitability derived from its relationship with the Fund;

(b) a description of the personnel and services provided by the Sub-Adviser;

(c) information on compliance matters;

(d) comparative information on investment performance and advisory fees;

(e) information regarding brokerage and portfolio transactions; and

(f) information on current legal matters.

9.	Representations and Warranties of Sub-Adviser.

The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by the Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding upon the Sub-Adviser; (v) will promptly notify GEAM of the occurrence of any event that would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the laws of the state in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(b) The Sub-Adviser has adopted a written code of ethics pursuant to Rule 204A-1 under the Advisers Act that also complies with Rule 17j-1 under the 1940 Act (the “Code”), and will provide GEAM and the Board with a copy of that code of ethics, together with evidence of its adoption. Within fifteen (15) days of the end of the last calendar quarter of each year that this Agreement is in effect, the president, any vice president or chief compliance officer of the Sub-Adviser shall certify to GEAM that the Sub-Adviser (i) has complied with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, the details of such violation and of the appropriate action that was taken in response to such violation and (ii) has adopted procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating the Code. On an annual basis, the Sub-Adviser shall provide a written report to the Board and GEAM pursuant to Rule 17j-1(c)(2) under the 1940 Act, and upon a reasonable written request from GEAM, furnish to GEAM all other records relevant to the Sub-Adviser’s code of ethics as it relates to this Agreement.

(c) The Sub-Adviser will provide GEAM with a minimum investment management capacity of                                          in the aggregate, to provide investment advisory services on behalf of the small-cap equity mutual funds (including the Fund) managed by GEAM and sub-advised by the Sub-Adviser.

10.	Representations and Warranties of GEAM.

GEAM represents, warrants and agrees that GEAM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by GEAM of this Agreement does not contravene or constitute a default under any agreement binding upon GEAM; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify GEAM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the Laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

11.	Duty to Update Information.

The parties hereto shall promptly notify each other in writing regarding any change to the foregoing representations and warranties.

12.	Limitation Of Liability.

The Sub-Adviser shall not be liable to the Trust or GEAM for any loss suffered by the Fund, the Trust or its shareholders or by GEAM in connection with the matters to which this Agreement relates, except (a) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, and (b) to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, Sub-Adviser shall be liable for any loss suffered by the Fund, the Trust or its shareholders or by GEAM as a result of any negligent act or omission by Sub-Adviser relating to or arising out of any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement.

13.	Indemnification.

(a) GEAM agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”) harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i)	GEAM’s breach of its duties under this Agreement; or

(ii)	any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of GEAM or any of its directors, officers or employees in the performance of GEAM’s duties and obligations under this Agreement, except to the extent such loss results from the Sub-Adviser’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of Sub-Adviser’s duties and obligations under this Agreement.

(b) The Trust agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to GEAM or the Trust by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement).

(c) The Sub-Adviser agrees to indemnify and hold GEAM, its officers and directors, and any person who controls GEAM within the meaning of Section 15 of the 1933 Act, and the Trust harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i)

any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to GEAM or the Trust by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement;

(ii)	Sub-Adviser’s breach of its duties under this Agreement; or

(iii)	any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Sub-Adviser or any of its directors, officers or employees in the performance of the Sub-Adviser’s duties and obligations under this Agreement, except to the extent such loss results from the Trust’s or GEAM’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of their respective duties and obligations under the Advisory Agreement or this Agreement.

14.	Survival of Representations and Warranties.

All representations and warranties made by the Sub-Adviser and GEAM pursuant to Sections 9 and 10, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

15.	Duration and Termination.

(a) This Agreement shall become effective upon the date first above written and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b) This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the Fund’s outstanding voting securities, on 60 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by GEAM: (i) upon 60 days’ written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Section 9 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on 60 days’ written notice to GEAM. This Agreement will terminate automatically in the event of its assignment, including without limitation, a change of control of the Sub-Adviser, or upon termination of the Advisory Agreement.

16.	Change of Control of the Sub-Adviser.

In the event that this Agreement is automatically terminated as a result of a change in control of the Sub-Adviser and GEAM and the Board approve to retain the Sub-Adviser as a sub-adviser to the Fund, the Sub-Adviser will be liable to the Trust and GEAM for all direct and indirect costs resulting from a change of control of the Sub-Adviser, including without limitation all costs associated with proxy solicitations, Board meetings, and revisions to prospectuses, statements of additional information and marketing materials, in connection with the re-hiring of the Sub-Adviser as sub-adviser to the Fund. The understandings and obligations set forth in this Section 16 shall survive the termination of this Agreement and shall be binding upon the Sub-Adviser’s successor(s) and/or assign(s).

17.	Confidentiality.

During the term of this Agreement, and at all times thereafter, the Sub-Adviser shall not itself, or assist anyone else to, directly or indirectly, disclose to any person or entity Confidential Information of GEAM, the

Trust or the Fund, now known or subsequently learned by the Sub-Adviser. “Confidential Information” shall mean any information, whether written or oral, and materials furnished to or obtained by the Sub-Adviser, including but not limited to that which relates to GEAM, the Trust, the Fund, and their affiliates, clients, customers, vendors, or other third party’s research, development, trade secrets, techniques, processes, procedures, plans, policies, business affairs, marketing activities, discoveries, hardware, software, screens, specifications, designs, drawings, data and other information and materials, regardless of its form, other than information in the public domain.

18.	Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment to the terms of this Agreement shall be effective until approved by a vote of a majority of the Fund’s outstanding voting securities (unless the Trust receives an SEC exemptive order or opinion of counsel, or the issue is the subject of a position of the SEC or its staff, permitting it to modify the Agreement without such vote).

19.	Governing Law.

This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.	Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

GE ASSET MANAGEMENT INCORPORATED

BY:
Name: Michael J. Cosgrove
Title: President & CEO—Mutual Funds & Intermediary Business

GE FUNDS, ON BEHALF OF GE SMALL-CAP EQUITY FUND, A SERIES OF GE FUNDS, SOLELY WITH RESPECT TO SECTION 13(b) OF THIS AGREEMENT

BY:
Name: Michael J. Cosgrove
Title: Chairman of the Board of Trustees

SOUTHERNSUN ASSET MANAGEMENT, LLC

BY:
Name:
Title:

SCHEDULE A

Fees Paid to the Sub-Adviser

The Sub-Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth below:

[FEE REDACTED]

The foregoing breakpoints and the annual rate to be paid by GEAM to the Sub-Adviser shall be based on the net assets attributable to the aggregate Allocated Assets of all the small-cap equity strategy managed by GEAM and sub-advised by the Sub-Adviser.

For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Trust, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty (30) days of the date of termination.